UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 10, 2026

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed in Abbott’s Annual Reports on Form 10-K for the fiscal years ended December 31, 2024 and December 31, 2025, six shareholder derivative lawsuits have been pending in a consolidated proceeding, In re Abbott Laboratories Infant Formula Shareholder Derivative Litigation, before the United States District Court for the Northern District of Illinois against certain of Abbott’s current and former directors and officers. On April 10, 2026, in connection with that consolidated proceeding, the court signed an “Order Preliminarily Approving Proposed Settlement, Directing The Issuance Of Notice, And Setting A Final Settlement Hearing.”

A copy of the Notice of Proposed Settlement of Consolidated Derivative Action, Final Settlement Hearing, and Right to Appear is filed as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit

99.1	Notice of Proposed Settlement of Consolidated Derivative Action, Final Settlement Hearing, and Right to Appear.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: April 17, 2026	By:	/s/ Philip P. Boudreau
Philip P. Boudreau
Executive Vice President, Finance and Chief Financial Officer